Financial News Release
Advanced Energy Announces Second Quarter 2018 Results

•	Q2 Revenue increased 18.2% y/y to $196.0 million

•	Q2 GAAP EPS from continuing operations was $1.17

•	Q2 Non-GAAP EPS from continuing operations was $1.25

Fort Collins, Colo., July 30, 2018 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the second quarter ended June 30, 2018.
“Our diversification strategy enabled us to maintain revenues at record levels this quarter as our Industrial and Service businesses reached new highs offsetting near-term delays in semiconductor memory spending,” said Yuval Wasserman, president and CEO. “Although we expect 2H revenues to be impacted by the timing of semiconductor investments, we remain confident in the multiple drivers of the semi market in the long term. In addition as we continue to expand into adjacent and new markets, and grow content in Semiconductor, we are further positioning AE for sustainable, profitable growth.”
Second Quarter Results
Sales were $196.0 million in the second quarter of 2018 compared with $195.6 million in the first quarter of 2018 and $165.9 million in the second quarter of 2017.
GAAP income from continuing operations was $46.4 million or $1.17 per diluted share in the second quarter of 2018 compared with $46.4 million or $1.16 per diluted share in the first quarter of 2018, and $45.9 million or $1.14 per diluted share in the second quarter of 2017.
Non-GAAP income from continuing operations was $49.4 million or $1.25 per diluted share in the second quarter of 2018. This compared with $53.4 million or $1.34 per diluted share in the first quarter of 2018, and $49.2 million or $1.22 per diluted share in the second quarter of 2017. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $53.0 million of operating cash from continuing operations in the second quarter of 2018. During the quarter the company repurchased approximately 407 thousand shares for $25.3 million dollars.
Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2017 Annual Report on Form 10-K.

Third Quarter 2018 Guidance
Based on the company's current view, beliefs and assumptions, its guidance for the third quarter of 2018 is within the following ranges and does not incorporate any potential adjustments during the measurement period associated with U.S. tax reform.

Q3 2018
Revenues	$160M - $170M
GAAP operating margins from continuing operations	25.2% - 27.2%
GAAP EPS from continuing operations	$0.86 - $1.00
Non-GAAP operating margins from continuing operations	27.5% - 29.5%
Non-GAAP EPS from continuing operations	$0.93 - $1.07
Second Quarter 2018 Conference Call
Management will host a conference call tomorrow morning, Tuesday, July 31, 2018 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 4559567, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 4559567. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.
About Advanced Energy
Advanced Energy (Nasdaq: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, visit: www.advanced-energy.com.
Advanced Energy and the Advanced Energy logo are trademarks of Advanced Energy Industries, Inc. or one of its Affiliates in the United States and elsewhere.

Paul Oldham Advanced Energy Industries, Inc. (970) 407-6615 paul.oldham@aei.com	Annie Leschin/Rhonda Bennetto Advanced Energy Industries, Inc. (970) 407-6555 ir@aei.com
Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as non-recurring items such as acquisition-related costs. Additionally, the second quarter non-GAAP results exclude estimated income tax expense associated with U.S. tax reform. For the third quarter ending September 30, 2018 guidance, the company expects stock-based compensation of $2.5 million and amortization of intangibles of $1.3 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the third quarter ending September 30, 2018, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (k) unanticipated changes to management's estimates, reserves or allowances; (l) changes and adjustments to the tax expense and benefits related to the recently enacted U.S. tax reform; and (m) the effects of recent U.S. government trade restrictions and other governmental action related to tariffs upon demand for our products and services and the U.S. economy. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2018	2017	2018	2018	2017
Sales:
Product	$169,235	$143,288	$171,209	$340,444	$272,115
Service	26,797	22,584	24,408	51,205	43,108
Total sales	196,032	165,872	195,617	391,649	315,223
Cost of sales:
Product	80,953	66,491	79,806	160,759	126,608
Service	13,844	12,240	12,166	26,010	22,643
Total cost of sales	94,797	78,731	91,972	186,769	149,251
Gross profit	101,235	87,141	103,645	204,880	165,972
	51.6%	52.5%	53.0%	52.3%	52.7%
Operating expenses:
Research and development	19,195	14,610	17,637	36,832	27,113
Selling, general and administrative	24,758	23,790	28,648	53,406	45,888
Amortization of intangible assets	1,264	974	1,257	2,521	1,936
Total operating expenses	45,217	39,374	47,542	92,759	74,937
Operating income	56,018	47,767	56,103	112,121	91,035
Other income (expense), net	(485)	(83)	26	(459)	(3,291)
Income from continuing operations before income taxes	55,533	47,684	56,129	111,662	87,744
Provision for income taxes	9,133	1,811	9,759	18,892	6,430
Income from continuing operations, net of income taxes	46,400	45,873	46,370	92,770	81,314
Income from discontinued operations, net of income taxes	5	179	140	145	2,273
Net income	46,405	46,052	46,510	92,915	83,587
Income from continuing operations attributable to noncontrolling interest	44	—	31	75	—
Net income attributable to Advanced Energy Industries, Inc.	$46,361	$46,052	$46,479	$92,840	$83,587

Basic weighted-average common shares outstanding	39,349	39,849	39,619	39,484	39,793
Diluted weighted-average common shares outstanding	39,603	40,250	39,995	39,807	40,212

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$1.18	$1.15	$1.17	$2.35	$2.04
Diluted earnings per share	$1.17	$1.14	$1.16	$2.33	$2.02

Discontinued operations:
Basic earnings per share	$0.00	$0.00	$0.00	$0.00	$0.06
Diluted earnings per share	$0.00	$0.00	$0.00	$0.00	$0.06

Net income:
Basic earnings per share	$1.18	$1.16	$1.17	$2.35	$2.10
Diluted earnings per share	$1.17	$1.14	$1.16	$2.33	$2.08

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30,	December 31,
	2018	2017
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$432,999	$407,283
Marketable securities	3,146	3,104
Accounts and other receivable, net	106,302	87,429
Inventories, net	109,834	78,450
Income taxes receivable	3,290	1,295
Other current assets	7,263	8,129
Current assets of discontinued operations	7,979	9,535
Total current assets	670,813	595,225

Property and equipment, net	24,148	17,795

Deposits and other assets	3,670	3,051
Goodwill and intangibles, net	86,928	87,311
Deferred income tax assets	38,419	18,841
Non-current assets of discontinued operations	11,080	11,085
Total assets	$835,058	$733,308

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$58,028	$48,177
Other accrued expenses	67,823	50,092
Current liabilities of discontinued operations	6,478	7,850
Total current liabilities	132,329	106,119

Non-current liabilities of continuing operations	94,475	91,271
Non-current liabilities of discontinued operations	12,738	15,277
Long-term liabilities	107,213	106,548

Total liabilities	239,542	212,667

Advanced Energy stockholders’ equity	595,010	520,641
Noncontrolling interest	506	—
Stockholders' equity	595,516	520,641
Total liabilities and stockholders' equity	$835,058	$733,308

December 31, 2017 amounts are derived from the December 31, 2017 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$92,915	$83,587
Income from discontinued operations, net of income taxes	145	2,273
Income from continuing operations, net of income taxes	92,770	81,314

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,917	4,219
Stock-based compensation expense	6,437	7,254
Provision for deferred income taxes	(96)	—
Loss on foreign exchange hedge	—	3,489
Net loss on disposal of assets	158	65
Changes in operating assets and liabilities, net of assets acquired	(17,282)	10,272
Net cash provided by operating activities from continuing operations	87,904	106,613
Net cash used in operating activities from discontinued operations	(2,450)	(6,396)
Net cash provided by operating activities	85,454	100,217
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(91)	(19)
Proceeds from sale of marketable securities	4	723
Restricted Cash	—	(17,732)
Acquisitions, net of cash acquired	(9,072)	—
Purchase of foreign exchange hedge	—	(3,489)
Purchases of property and equipment	(9,426)	(3,408)
Net cash used in investing activities from continuing operations	(18,585)	(23,925)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(18,585)	(23,925)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	(38,059)	—
Net payments related to stock-based award activities	(2,576)	(1,874)
Net cash used in financing activities from continuing operations	(40,635)	(1,874)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(40,635)	(1,874)
EFFECT OF CURRENCY TRANSLATION ON CASH	(1,160)	1,216
INCREASE IN CASH AND CASH EQUIVALENTS	25,074	75,634
CASH AND CASH EQUIVALENTS, beginning of period	415,037	289,517
CASH AND CASH EQUIVALENTS, end of period	440,111	365,151
Less cash and cash equivalents from discontinued operations	7,112	6,214
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$432,999	$358,937

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2018	2017	2018	2018	2017
Gross profit from continuing operations, as reported	$101,235	$87,141	$103,645	$204,880	$165,972
Adjustments to gross profit:
Stock-based compensation	149	379	351	500	714
Facility expansion and relocation costs	249	—	—	249	—
Non-GAAP gross profit from continuing operations	101,633	87,520	103,996	205,629	166,686

Operating expenses from continuing operations, as reported	45,217	39,374	47,542	92,759	74,937
Adjustments:
Stock-based compensation	(1,794)	(3,477)	(4,143)	(5,937)	(6,540)
Amortization of intangible assets	(1,264)	(974)	(1,257)	(2,521)	(1,936)
Acquisition-related costs	(255)	(150)	(350)	(605)	(150)
Facility expansion and relocation costs	(13)	—	(476)	(489)	—
Non-GAAP operating expenses from continuing operations	41,891	34,773	41,316	83,207	66,311
Non-GAAP operating income from continuing operations	$59,742	$52,747	$62,680	$122,422	$100,375

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2018	2017	2018	2018	2017
Gross profit from continuing operations, as reported	51.6%	52.5%	53.0%	52.3%	52.7%
Adjustments to gross profit:
Stock-based compensation	0.1	0.3	0.2	0.1	0.2
Facility expansion and relocation costs	0.1	—	—	0.1	—
Non-GAAP gross profit from continuing operations	51.8	52.8	53.2	52.5	52.9

Operating expenses from continuing operations, as reported	23.1	23.7	24.3	23.7	23.8
Adjustments:
Stock-based compensation	(1.1)	(2.0)	(2.1)	(1.6)	(2.1)
Amortization of intangible assets	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)
Acquisition-related costs	(0.1)	(0.1)	(0.2)	(0.2)	—
Facility expansion and relocation costs	—	—	(0.2)	(0.1)	—
Non-GAAP operating expenses from continuing operations	21.3	21.0	21.2	21.2	21.1
Non-GAAP operating income from continuing operations	30.5%	31.8%	32.0%	31.3%	31.8%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2018	2017	2018	2018	2017
Income from continuing operations, less noncontrolling interest, net of income taxes	$46,356	$45,873	$46,339	$92,695	$81,314
Adjustments:
Stock-based compensation	1,943	3,856	4,494	6,437	7,254
Amortization of intangible assets	1,264	974	1,257	2,521	1,936
Loss on foreign exchange hedge	—	—	—	—	3,489
Acquisition-related costs	255	150	350	605	150
Facility expansion and relocation costs	262	—	476	738	—
Tax Cuts and Jobs Act Impact	—	—	1,853	1,853	—
Tax effect of Non-GAAP adjustments	(704)	(1,629)	(1,343)	(2,047)	(3,025)
Non-GAAP income from continuing operations, net of income taxes	$49,376	$49,224	$53,426	$102,802	$91,118

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2018	2017	2018	2018	2017
Diluted earnings per share from continuing operations, as reported	$1.17	$1.14	$1.16	$2.33	$2.02
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.08	0.08	0.18	0.25	0.25
Non-GAAP per share earnings from continuing operations	$1.25	$1.22	$1.34	$2.58	$2.27

Reconciliation of Q3 2018 Guidance
	Low End	High End

Revenue	$160 million	$170 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	25.2%	27.2%
Stock-based compensation	1.5%	1.6%
Amortization of intangible assets	0.8%	0.7%
Non-GAAP operating margin	27.5%	29.5%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.86	$1.00
Stock-based compensation	0.06	0.06
Amortization of intangible assets	0.03	0.03
Tax effects of excluded items	(0.02)	(0.02)
Non-GAAP earnings per share	$0.93	$1.07